SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                                             of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2006, the Board of Directors (“Board”) of Cordia Corporation, (“Cordia”) a Nevada corporation, appointed fellow board member, Gandolfo Verra, to serve as the Company’s Chief Financial Officer effective July 1, 2006.  This appointment was based on the Board’s belief that Mr. Verra’s extensive experience in accounting and telecommunications make him the ideal candidate for the position of Chief Financial Officer as Cordia continues to deploy its services globally and domestically.   This appointment is not governed by an employment agreement.

On October 9, 2006, Mr. Verra tendered his resignation as a member of the Board effective October 23, 2006.  Mr. Verra’s resignation comes as a result of his appointment to serve as Chief Financial Officer which resulted in the loss of his independent status, decreasing the ratio of independent to non-independent Board members.  At the time of his resignation Mr. Verra served on the nominating committee and as Chairman of the audit committee.  Mr. Verra will continue to serve in his capacity as Chief Financial Officer.

On October 23, 2006 the Board approved and ratified the nomination of Mr. Robert Majernik to fill the vacancy created by the resignation of Mr. Verra.  Mr. Majernik shall serve as Chairman of the audit committee and on the nominating committee.   Mr. Majernik is a certified public accountant and has over thirty (30) years of financial experience.  During the last five (5) years, Mr. Majernik has served as controller for Sunham Home Fashions, LLC an importer of goods.  Sunham Home Fashions, LLC is not a parent, subsidiary or other affiliate of Cordia Corporation.  Mr. Majernik has not been involved in any transaction with Cordia in which Mr. Majernik has had a direct or indirect interest and no familial relationship exists between Mr. Majernik and his fellow officers and directors.  At this time, there are no proposed transactions of this nature contemplated between Cordia and Mr. Majernik.

The information included in this Form 8-K is not to be incorporated into Cordia’s other SEC filings.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Press Release dated October 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: October 25, 2006                                                                                        Joel Dupré, Chief Executive Officer,

                                                                                                                               Duly Authorized Officer